                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2000

                           AXYS PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  DELAWARE                                      22-2969941
(STATE OR OTHER JURISDICTION OF INCORPORATION)                (IRS EMPLOYER
                                                            IDENTIFICATION NO.)

        (COMMISSION FILE NUMBER)


                                 180 KIMBALL WAY
                          SOUTH SAN FRANCISCO, CA 94080
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 829-1000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On April 28, 2000, Axys Pharmaceuticals, Inc. ("Axys") completed the sale of its Axys Advanced Technologies, Inc. ("AAT") business unit, a subsidiary of Axys that produces and markets novel compound diversity libraries for drug screening to a privately held company - Discovery Partners International, Inc. ("DPI"). The sale was completed pursuant to the terms of a merger agreement dated April 11, 2000 between AAT and DPI. In conjunction with the merger, Axys received $50,000 in cash, $550,000 in the form of a note receivable, 7,425,000 shares of common stock (valued at $8 per share), and a warrant to purchase 200,000 additional shares of DPI at $8 per share. Axys will account for its investment in DPI under the equity method of accounting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial statements of Business Acquired.

             Not applicable.

        (b)  Pro Forma Financial Information

             Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2000.

             Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2000 and the fiscal year ended December 31, 1999.

             Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

        (c)  Exhibits

                           AXYS PHARMACEUTICALS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2000
                                 (in thousands)

                                                                 Pro Forma
                                                  Historical    Adjustments      Pro Forma
                                                -------------------------------------------
ASSETS
Current assets
Cash and cash equivalents                        $  48,484              50 (a)     $  48,534
Accounts receivable, net                             4,861          (4,637)(a)          224
Inventories                                          2,072          (2,072)(a)           --
Prepaid expenses and other current assets            2,239             (67)(a)        2,172
                                                 ------------------------------------------
     Total current assets                           57,656          (6,726)          50,930

Property, plant and equipment, net                  18,254          (3,025)(a)       15,229
Equity investment in affiliate                          --         (39,793)(a)       39,793
Other long term investments                          1,500              --            1,500
Note receivable from sale of AAT                        --             550 (a)          550
Note receivable from officer                           480              --              480
Other assets                                           949             (76)(a)          873
                                                 ------------------------------------------
     Total assets                                $  78,839       $  30,516        $ 109,355
                                                 ==========================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable                                 $   2,337       $    (398)(a)    $   1,939
Accrued compensation                                 2,657            (378)(a)        2,279
Other accrued liabilities                            3,592            (322)(a)        3,270
Deferred revenue                                     1,327          (1,105)(a)          222
Current portion of capital lease and debt
  obligations                                       26,392              --           26,392
                                                 ------------------------------------------
     Total current liabilities                      36,305          (2,203)          34,102

Capital lease and debt obligations                      42              --               42
Minority interest in joint venture                   2,665              --            2,665

Stockholders' Equity
Preferred stock                                         --              --               --
Common stock                                       325,601             (10)(a)       325,591
Accumulated other comprehensive loss                   (71)             --              (71)
Retained earnings (deficit)                       (285,703)         32,729(a)       (252,974)
                                                 ------------------------------------------
Total stockholders' equity                          39,827          32,719           72,546
                                                 ------------------------------------------
Total liabilities and stockholders' equity       $  78,839       $  30,516        $ 109,355
                                                 ==========================================

                           AXYS PHARMACEUTICALS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FISCAL YEAR ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)


                                                        Pro Forma
                                         Historical    Adjustments   Pro Forma
                                         -------------------------------------
Revenues
 Collaborative and licensing revenues    $ 25,329     $ (1,244)(b)    $ 24,085
 Product revenues                          12,928      (12,042)(b)         886
                                         -------------------------------------
 Total Revenues                            38,257      (13,286)         24,971

 Operating expenses:
          Cost of sales                     2,698       (2,698)(b)          --
          Research and development         65,504       (5,262)(b)      60,242
          General and administrative       14,093       (1,320)(b)      12,773
          Restructuring charge              5,175           --           5,175
                                         -------------------------------------
 Total operating expenses                  87,470       (9,280)         78,190
                                         -------------------------------------
 Operating loss                           (49,213)      (4,006)        (53,219)

 Interest income                            2,346           44 (b)       2,390
 Interest expense                          (2,086)          --          (2,086)
 Equity interest in affiliates               (836)      (1,503)(b)      (2,339)
 Minority interest                          1,879           --           1,879
 Other (expense)                             (853)          --            (853)
                                         -------------------------------------
 Net loss                                $(48,763)    $ (5,465)       $(54,228)
                                         =====================================
 Basic and diluted net loss per share    $  (1.60)                    $  (1.78)
                                         ========                     ========
 Weighed average number of shares          30,385                       30,385
                                         ========                     ========

                           AXYS PHARMACEUTICALS, INC.
       UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 2000
                                 (In thousands)


                                                             Pro Forma
                                               Historical   Adjustments    Pro Forma
                                              --------------------------------------
 Revenues
 Collaboration and licensing revenue          $  1,931       $   (533)(b)   $  1,398
 Product revenues                                5,060         (4,807)(b)        253
                                                                                  --
                                              --------------------------------------
 Total Revenues                                  6,991         (5,340)         1,651

 Operating expenses:
              Cost of sales                      1,124         (1,124)(b)         --
              Research and development          11,301         (1,482)(b)      9,819
              General and administrative         3,888           (617)(b)      3,271
              Restructuring charge                (545)            --           (545)
                                              --------------------------------------
 Total operating expenses                       15,768         (3,223)        12,545

                                              --------------------------------------
 Operating loss                                 (8,777)        (2,117)       (10,894)

 Interest income                                   161             11 (b)         172
 Interest expense                                 (284)            --           (284)
 Equity interest in affiliate                       --           (384)(b)       (384)
 Minority interest                                 408             --            408
                                              --------------------------------------
 Net loss                                     $ (8,492)      $ (2,490)      $(10,982)
                                              ======================================


 Basic and diluted net loss per share         $  (0.26)                     $  (0.34)
                                              ========                      ========

 Weighed average number of shares               32,067                        32,067
                                              ========                      ========

                           AXYS PHARMACEUTICALS, INC.
                          NOTES TO UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET ADJUSTMENTS:

        The pro forma condensed consolidated balance sheet assumes that the sale of Axys Advanced Technologies, Inc. ("AAT") to Discovery Partners International, Inc. ("DPI") occurred as of March 31, 2000. Assumptions and adjustments included in the unaudited pro forma condensed consolidated balance sheet are summarized as follows:

        (a)    Cash received of $50.

               Note receivable of $550. A three-year note with interest due at 8% per annum, interest payable only. Note is due immediately upon completion of an initial public offering by DPI.

               Valuation of 7,425,000 shares in stock received from DPI at $8.00 per share.

               Valuation of warrant for 200,000 shares of common stock.

               Elimination of all AAT accounts

               Recording of the investment in DPI was calculated in accordance with APB 18, and reflects Axys' 43% ownership interest at the close of the AAT sales transaction net of the book value of AAT.

         The pro forma condensed combined statement of operations assumes that the sale of Axys Advanced Technologies, Inc. ("AAT") to Discovery Partners Internationals, Inc. ("DPI") occurred as of January 1, 1999. Assumptions and adjustments included in the unaudited pro forma condensed statement of operations are summarized as follows:

        (b)    Interest income on note receivable.

               Elimination of all AAT accounts.

               Recorded the change in equity interest in affiliates.

        The unaudited pro forma statements do not include any impact of the gain on disposal or costs related to the sale. In future public filings, historical results will be restated from those previously filed to reflect results of AAT as discontinued operations in accordance with Accounting Principles Board Opinion No. 30.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

2.1+ Agreement and Plan of Merger among us DPII Newco, LLC, Axys Pharmaceuticals, Inc., and Axys Advanced Technologies, Inc., dated April 11, 2000.


------------

+ Certain confidential portions of this Exhibit were omitted by means of redacting a portion of the text. This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under the rules of the Commission.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                        Axys Pharmaceuticals, Inc.

Date: May 15, 2000                      By /s/ WILLIAM J. NEWELL
                                          -------------------------------
                                          Senior Vice President